                                                                   EXHIBIT 10.47

     NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.


                            PARADIGM GENETICS INC.
                              WARRANT TO PURCHASE
                SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK
                ----------------------------------------------

                           Expires February 12, 2008


     THIS CERTIFIES THAT, for value received, Innotech Investments Limited is entitled to subscribe for and purchase One Hundred Eighty-Seven Thousand Five Hundred (187,500) shares (as adjusted pursuant to the provisions hereof, the "Shares") of the fully paid and nonassessable Series A Preferred Stock, $.01 par value, of Paradigm Genetics Inc., a North Carolina corporation (the "Company"), at a price per share of $0.80 (such price and such other price as shall result, from time to time, from adjustments specified herein is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the term "Preferred Stock" shall mean the Company's presently authorized Series A Preferred Stock, and any stock into or for which such Preferred Stock may hereafter be converted; the term "Common Stock" shall mean the Company's presently authorized Common Stock, and any stock into or for which Common Stock may hereafter be converted or exchanged, in either case pursuant to the Articles of Incorporation of the Company as from time to time amended as provided by law and in such Articles; and the term "Grant Date" shall mean February 12, 1998.

     1.   Term.  The purchase right represented by this Warrant is exercisable,
          ----
in whole or in part, at any time and from time to time from and after the Grant Date and prior to the earlier of the tenth annual anniversary date of the Grant Date or the fifth annual anniversary of the consummation of the Company's initial public of its Common Stock, at a public offering price equal to or exceeding $10.00 per share (as adjusted for any stock dividends, combinations, splits or the like with respect to such shares) and the aggregate gross proceeds to the Company and/or any selling stockholders of which equal or exceed $20,000,000.

     2.   Method of Exercise; Net Issue Exercise.
          --------------------------------------

          2.1  Method of Exercise; Payment; Issuance of New Warrant. The
               ----------------------------------------------------
purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, by either, at the election of the holder hereof, (a) the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal
                                 ---------
office of the Company and by the payment to the Company, by check, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased or (b) if in connection with a registered public offering of the Company's securities, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-1 duly executed) at the
                                           -----------
principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by check or from the proceeds of the sale of shares to be sold by the holder in such public offering of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing shares of Common Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty days of receipt of such notice and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period.

          2.2  Net Issue Exercise.
               ------------------

               (a) In lieu of exercising this Warrant, the holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the holder a number of shares of the Company's Preferred Stock computed using the following formula:

                                   X=Y(A-B)
                                     ------
                                        A
Where:

          X = the number of shares of Preferred Stock to be issued to holder

          Y = the number of shares of Preferred Stock purchasable under this Warrant

          A = the fair market value of one share of the Company's Preferred
Stock

          B = Warrant Price (as adjusted to the date of such calculations)

               (b) For purposes of this Section, fair market value of one share of the Company's Preferred Stock shall mean the fair market value of the number of shares of Common Stock into which such share of Preferred Stock could then be converted, based on the average of the closing bid and asked prices of the Company's Common Stock quoted in the Over-The-Counter Market Summary or the closing price quoted on the Nasdaq National Market or any exchange on which the Common Stock is listed, whichever is applicable, as published in the Eastern Edition of The Wall Street Journal for the ten trading days prior to the date of
           -----------------------
determination of fair market value. If the Common Stock is not traded Over-The-Counter or on such market or exchange, the fair market value of the Company's Preferred Stock will be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as determined by the Company's Board of Directors in good faith.

     3.   Stock Fully Paid; Reservation of Shares. All Shares that may be issued
          ---------------------------------------
upon the exercise of the rights represented by this Warrant and Preferred Stock, and the Common Stock issued upon conversion of the Preferred Stock (the "Conversion Shares") will, upon issuance, be fully paid and nonassessable. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Preferred Stock to provide for the exercise of the right represented by this Warrant, and the number of Conversion Shares to provide for the conversion of the Preferred Stock into Common Stock.

     4.   Adjustment of Warrant Price and Number of Shares. The number and kind
          ------------------------------------------------
of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a)  Reclassification or Merger. In case of any reclassification,
               --------------------------
change or conversion of securities of the class issuable upon exercise of this Warrant, including without limitation conversion of Preferred Stock to Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant) providing that the holder of this Warrant shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Preferred Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one share of Preferred Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this paragraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

          (b)  Subdivisions or Combination of Shares. If the Company at any time
               -------------------------------------
while this Warrant remains outstanding and unexpired shall subdivide or combine its Preferred Stock, the Warrant Price and the number of Shares issuable upon exercise hereof shall be proportionately adjusted.

          (c)  Stock Dividends.  If the Company at any time while this Warrant
               ---------------
is outstanding and unexpired shall pay a dividend payable in shares of Preferred Stock or Common Stock or other securities exercisable for or convertible into shares of Common Stock (except any distribution specifically provided for in the foregoing subparagraphs (a) and (b)), then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution (assuming the conversion, exchange or exercise of all securities of the Company which are convertible, exchangeable or exercisable) ("Fully Diluted Common Stock"), and (b) the denominator of which shall be the total number of shares of Fully Diluted Common Stock outstanding immediately after such dividend or distribution, and the number of Shares subject to this Warrant shall be proportionately adjusted. Notwithstanding the foregoing, there shall be no adjustment, pursuant to this Section, to the Warrant Price, or the number of shares for which this Warrant is exercisable, if the holder shall have been afforded an antidilution adjustment, in respect of the issuance of securities, pursuant to the Preferred Stock provisions of the Company's Articles of Incorporation; it being the intent of the parties that the holder shall not be afforded an antidilution adjustment under both this Warrant and the Articles of Incorporation in respect of the same issuance of securities.

          (d)  Dilutive Issuances.  If and whenever the Company should issue
               ------------------
shares of its Preferred Stock or Common Stock or other securities exercisable for or convertible into shares of Common Stock at a price per share less than the Warrant Price, as adjusted for stock splits, combinations, dividends and recapitalizations pursuant to this Section 4, in effect immediately prior to such issuance (other than shares issued or issuable to the officers or directors of or consultants to the Company issued pursuant to a stock option or purchase plan or similar arrangement), then the Warrant Price shall be adjusted to an amount (calculated to the nearest cent) determined by dividing (1) the sum of
(A) the total number of shares of Fully Diluted Common Stock outstanding immediately prior to such issuance multiplied by the then effective Warrant Price and (B) the value of the consideration received by the Company upon such issuance as determined by the Board of Directors by (2) the total number of shares of Fully Diluted Common Stock outstanding immediately after such issuance. The holder of the Warrant shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares of Preferred Stock (calculated to the nearest whole share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares of Fully Diluted Common Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment. For the purposes of this paragraph
(d), the consideration received for securities convertible into or exercisable or exchangeable for the Common Stock shall be deemed to include the minimum aggregate amount payable upon conversion, exercise or exchange of such securities. In the event the right to convert, exercise or exchange such securities expires unexercised, the Warrant Price of shares issuable upon the exercise hereof shall be readjusted accordingly. Notwithstanding the foregoing, there shall be no adjustment, pursuant to this Section, to the Warrant Price, or the number of shares for which this Warrant is exercisable, if the holder shall have been afforded an antidilution adjustment, in respect of the issuance of securities, pursuant to the Preferred Stock provisions of the Company's Articles of

Incorporation; it being the intent of the parties that the holder not be afforded an antidilution adjustment under both this Warrant and the Articles of Incorporation in respect of the same issuance of securities.


          (e)  No Impairment. The Company will not, by amendment of its Articles
               -------------
of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

          (f)  Notices of Record Date. In the event of any taking by the Company
               ----------------------
of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, the Company shall mail to the holder of the Warrant, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

     5.   Notice of Adjustments. Whenever the Warrant Price shall be adjusted
          ---------------------
pursuant to the provisions hereof, the Company shall within thirty (30) days after such adjustment deliver a certificate signed by its chief financial officer to the registered holder(s) hereof setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price after giving effect to such adjustment.

     6.   Fractional Shares. No fractional shares of Preferred Stock will be
          -----------------
issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

     7.   Compliance with Securities Act; Disposition of Warrant or Shares of
          -------------------------------------------------------------------
Stock.
-----

          (a)  Compliance with Securities Act.  The holder of this Warrant, by
               ------------------------------
acceptance hereof, agrees that this Warrant, the shares of Preferred Stock to be issued upon exercise hereof and the Conversion Shares are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, any shares of Preferred Stock to be issued upon exercise hereof, or any Conversion Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

          (b)  Disposition of Warrant and Shares.  With respect to any offer,
               ---------------------------------
sale or other disposition of this Warrant, or any shares of Preferred Stock acquired pursuant to the exercise of this Warrant or any Conversion Shares prior to registration of such shares, the holder hereof and each subsequent holder of the Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such shares of Preferred Stock or such Conversion Shares and indicating whether or not under the Act certificates for this Warrant or such shares of Preferred Stock or the Conversion Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Act. Each certificate representing this Warrant or the shares of Preferred Stock or Conversion Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to insure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

     8.   Rights as Shareholders; Information.  No holder of this Warrant, as
          -----------------------------------
such, shall be entitled to vote or receive dividends or be deemed the holder of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise thereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     9.   Registration Rights. Upon exercise of this Warrant the holder shall
          -------------------
have and be entitled to exercise, together with all other holders of Registrable Securities possessing registration rights under that certain Registration Rights Agreement, of even date herewith, between the Company and the parties who have executed the counterpart signature pages thereto or are otherwise bound thereby (the "Registration Rights Agreement"), the rights of registration granted under the Registration Rights Agreement to Registrable Securities with respect to the shares of common stock issuable upon conversion of the Series A Preferred Stock issuable upon exercise of this Warrant. By its receipt of this Warrant, holder agrees to be bound by the Registration Rights Agreement.

     10.  Representations and Warranties. This Warrant is issued and delivered
          ------------------------------
on the basis of the following:

          (a) this Warrant has been duly authorized and executed by the Company and when delivered will be the valid and binding obligation of the Company enforceable in accordance with its terms; and

          (b) the Preferred Stock issuable upon the exercise of this Warrant and the Conversion Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

     11.  Modification and Waiver. This Warrant and any provision hereof may be
          -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     12.  Notices.  Any notice, request or other document required or permitted
          -------
to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

     13.  Lost Warrants or Stock Certificates. The Company covenants to the
          -----------------------------------
holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     14.  Governing Law.  This Warrant shall be construed and enforced in
          -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of North Carolina


                              PARADIGM GENETICS INC.


                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              Address:  85 Alexander Drive
                                        Suite 100
                                        Research Triangle Park, NC 27709

Date:  February ____, 1998

                                   EXHIBIT A
                                   ---------

                              Notice of Exercise


To:


     1. The undersigned hereby elects to purchase _________ shares of Series A Preferred Stock of Paradigm Genetics Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

                                                    ____________________________
                                                    (Name)



                                                    ____________________________
                                                    (Address)


     3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.



                                              __________________________________
                                                        (Signature)


_________________
     (Date)

                                  EXHIBIT A-1
                                  -----------

                              Notice of Exercise



To:


     1. Contingent upon and effective immediately prior to the closing (the "Closing") of the Company's public offering contemplated by the Registration Statement on Form S-______, filed _____________, 19___, the undersigned hereby elects to purchase _____________ shares of Series A Preferred Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing), and to convert such shares into ______ shares of Common Stock pursuant to the terms of the attached Warrant and of the Articles of Incorporation of the Company.

     2. Please deliver to the custodian for the selling shareholders a stock certificate representing such _____ shares of Common Stock.

     3. The undersigned has instructed the custodian for the selling shareholders to deliver to the Company $______________ or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.


                                               _________________________________
                                                          (Signature)


______________________
   (Date)